                              REUTER MANUFACTURING, INC.

                                1991 STOCK OPTION PLAN
                          (as amended as of August 25, 1995)


ARTICLE 1.  ESTABLISHMENT AND PURPOSE.

    1.1 ESTABLISHMENT. Reuter Manufacturing, Inc. (the "Company") hereby establishes a plan providing for the grant of stock options to certain employees and other individuals who provide services to the Company and its subsidiaries. This plan shall be known as the Reuter 1991 Stock Option Plan (the "Plan").

    1.2 PURPOSE. The purpose of the Plan is to advance the interests of the Company and its shareholders by enabling the Company and its subsidiaries to attract and retain persons of ability as employees or non-employees who provide services to the Company, by providing an incentive to such persons through equity participation in the Company and by rewarding such persons who contribute to the achievement by the Company of its long-term economic objectives.

ARTICLE 2.    DEFINITIONS.

    The following terms shall have the meanings set forth below, unless the context clearly otherwise requires:

    2.1  "BOARD" means the Board of Directors of the Company.

    2.2  "CODE" means the Internal Revenue Code of 1986, as amended.

    2.3  "COMMITTEE" means the persons administering the Plan, as provided in
Article 3 of the Plan.

    2.4 "COMMON STOCK" means the common stock of the Company, par value $.01 per share, or the number and kind of shares of stock or other securities into which such Common Stock may be changed in accordance with Section 4.3 of the Plan.

    2.5 "DISABILITY" means, as to an Optionee, the disability of the Optionee as defined in the long-term disability plan of the Company or a Subsidiary then covering the Optionee or, if no such plan exists, the permanent and total disability of the Optionee within the meaning of Section 22(e)(3) of the Code.

    2.6 "ELIGIBLE RECIPIENT" means all employees (including, without limitation, officers and directors who are also employees) and nonemployee directors, consultants and independent contractors of the Company or any Subsidiary.

    2.7  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

    2.8 "FAIR MARKET VALUE" means, with respect to the Common Stock, as of any date:

         (a) if the Common Stock is listed or admitted to unlisted trading privileges on any national securities exchange or is not so listed or admitted but transactions in the Common Stock are reported on the NASDAQ National Market System, the mean between the reported high and low sale prices of the Common Stock on such exchange or by the NASDAQ National Market System as of such date (or, if no shares were traded on such day, as of the next preceding day on which there was such a trade); or

         (b) if the Common Stock is not so listed or admitted to unlisted trading privileges or reported on the NASDAQ National Market System, and bid and asked prices therefor in the over-the-counter market are reported by the NASDAQ System or the National Quotation Bureau, Inc. (or any comparable reporting service), the mean of the closing bid and asked prices as of such date, as so reported by the NASDAQ System, or, if not so reported thereon, as reported by the National Quotation Bureau, Inc. (or such comparable reporting service); or

         (c) if the Common Stock is not so listed or admitted to unlisted trading privileges, or reported on the NASDAQ National Market System, and such bid and asked prices are not so reported, such price as the Committee determines in good faith in the exercise of its reasonable discretion.

    2.9 "INCENTIVE STOCK OPTION" means a right to purchase Common Stock granted to an Optionee pursuant to Article 6 of the Plan that qualifies as an "incentive stock option" within the meaning of Section 422 of the Code.

    2.10 "NON-STATUTORY STOCK OPTION" means a right to purchase Common Stock granted to an Optionee pursuant to Article 6 of the Plan that does not qualify as an Incentive Stock Option.

    2.11 "OPTION" means an Incentive Stock Option or a Non-Statutory Stock
Option.

    2.12 "OPTIONEE" means an Eligible Recipient who has been granted one or more currently outstanding Options under the Plan.

    2.13 "PERSON" means any individual, corporation, partnership, group, association or other "person" (as such term is used in Section 14(d) of the Exchange Act), other than the Company, a wholly owned subsidiary of the Company or any employee benefit plan sponsored by the Company or a wholly owned subsidiary of the Company.

    2.14 "PREVIOUSLY ACQUIRED SHARES" means shares of Common Stock that are already owned by the Optionee and shares of Common

Stock that are to be acquired by the Optionee pursuant to the exercise of an Option.

    2.15 "RETIREMENT" means the normal and approved early retirement of an Optionee pursuant to and in accordance with the regular retirement/pension plan or practice of the Company or Subsidiary then covering the Optionee.

    2.16 "SECURITIES ACT" means the Securities Act of 1933, as amended.

    2.17 "SUBSIDIARY" means any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

    2.18 "TAX DATE" means the date any withholding tax obligation arises under the Code for an Optionee with respect to an Option.

ARTICLE 3.    PLAN ADMINISTRATION.

    3.1 THE COMMITTEE. The Plan shall be administered by the Board, all of whom shall be "disinterested persons" within the meaning of Rule 16b-3 under the Exchange Act, or by a committee consisting solely of not fewer than two members of the Board who are such "disinterested persons." Members of such a committee, if established, shall be appointed from time to time by the Board, shall serve at the pleasure of the Board and may resign at any time upon written notice to the Board. A majority of the members of such a committee shall constitute a quorum, and the act of a majority of a quorum shall constitute the act of such a committee. Action of such a committee may be taken without a meeting if unanimous written consent is given. A member of such a committee may attend meetings in person or by means of telephone or other electronic communication whereby all committee members and attendants can simultaneously hear each other. Such a committee shall keep minutes of its meetings or actions by written consent and shall provide copies thereof to the Board to be kept with the corporate records of the Company. As used in this Plan, the term "Committee" will refer to the Board or to such a committee, if established.

    3.2  AUTHORITY OF THE COMMITTEE.

         (a) In accordance with and subject to the provisions of the Plan, the Committee shall have the authority to determine the following: (i) the Eligible Recipients who shall be selected as Optionees, (ii) the terms of the Options granted to Eligible Recipients (including the number of shares of Common Stock to be subject to each Option, the Option exercise price, the duration of each Option, the manner in which each Option will become exercisable and the restrictions and other conditions on the exercisability of each Option), (iii) the time or times when Options will be granted, and
    (iv) such other provisions of the Options as the Committee may deem necessary or desirable and is consistent with the terms of the Plan. The Committee shall determine the form or forms of the agreements with Optionees which shall evidence the particular terms, conditions, rights and duties of the Company and the Optionees with respect to Options granted pursuant to the Plan, which agreements shall be consistent with the provisions of the Plan.

         (b) With the consent of the Optionee affected thereby, the Committee may amend or modify the terms of any outstanding Option in any manner, provided that the amended or modified terms are permitted by the Plan as then in effect. Without limiting the generality of the foregoing sentence, the Committee may, with the consent of the Optionee affected thereby, modify the exercise price, number of shares or other terms and conditions of an Option, extend the term of an Option, accelerate, modify or terminate the exercisability or vesting or otherwise terminate any restrictions relating to an Option, accept the surrender of any outstanding Option or, to the extent not previously exercised or vested, authorize the grant of new Options in substitution for surrendered Options.

         (c) The Committee shall have the authority, subject to the provisions of the Plan, to establish, adopt and revise such rules and regulations relating to the Plan as it may deem necessary or advisable for the administration of the Plan. The Committee's decisions and determinations under the Plan need not be uniform and may be made selectively among Optionees whether or not such Optionees are similarly situated. Each determination, interpretation or other action made or taken by the Committee pursuant to the provisions of the Plan shall be conclusive and binding for all purposes and on all persons, including, without limitation, the Company and its Subsidiaries, the shareholders of the Company, the Committee and each of its members, the directors, officers and employees of the Company and its Subsidiaries, and the Optionees and their respective successors in interest. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under the Plan.

ARTICLE 4.    STOCK SUBJECT TO THE PLAN.

    4.1 NUMBER OF SHARES. Subject to adjustment as provided in Section 4.3 below, the maximum number of shares of Common Stock that shall be authorized and reserved for issuance under the Plan shall be 500,000 shares of Common Stock. The maximum number of shares authorized may be increased from time to time by approval of the Board and, if required pursuant to Rule 16b-3 under the Exchange Act, Section 422 of the Code, or the applicable rules of any securities exchange or the NASDAQ National Market System, the shareholders of the Company.

    4.2 SHARES AVAILABLE FOR USE. Shares of Common Stock that may be issued upon exercise of Options shall be applied to reduce the maximum number of shares of Common Stock remaining available for use under the Plan. Any shares of Common Stock that are subject to an Option (or any portion thereof) that lapses, expires or for any reason is terminated unexercised shall automatically again become available for use under the Plan.

    4.3 ADJUSTMENTS TO SHARES. In the event of (a) any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares or divestiture (including a spin-off) or any other change in the corporate structure or shares of the Company or any other corporation whose performance is relevant to the grant or vesting of an Option, (b) any purchase, acquisition, sale or disposition of a significant amount of assets or a significant business, any extraordinary dividend or any other similar transaction or, (c) any substitution by the Company of Options for, or assumption by the Company of, Options of any other corporation,, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) shall make appropriate adjustment (which determination shall be conclusive) as to the number and kind of securities subject to and reserved under the Plan and, in order to prevent dilution or enlargement of the rights of Optionees, the number, kind and exercise price of securities subject to outstanding Options. No adjustment shall be made in connection with the issuance by the Company of any warrants, rights or options to acquire additional shares of Common Stock or of securities convertible into Common Stock. Without limiting the generality of the foregoing, in the event that any of such transactions are effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets, including cash, with respect to or in exchange for such Common Stock, all Optionees holding outstanding Options shall upon the exercise of such Options receive, in lieu of any shares of Common Stock they may be entitled to receive, such stock, securities or assets, including cash, as would have been issued to such Optionees if their Options had been exercised and such Optionees had received Common Stock prior to such transaction.

ARTICLE 5.    PARTICIPATION.

    Optionees shall be those Eligible Recipients who, in the judgment of the Committee, have performed, are performing, or during the term of an Option will perform, services in the management, operation and development of the Company or any Subsidiary, and significantly contributed, are significantly contributing or are expected to significantly contribute to the achievement of long-term corporate economic objectives. Eligible Recipients may be granted from time to time one or more Options, as may be determined by the Committee in its sole discretion. The number, type, terms and conditions of Options granted to various Eligible Recipients need not be uniform, consistent or in accordance with any plan, regardless of whether such Eligible Recipients are similarly situated. Upon determination by the Committee that an Option is to be granted to an Eligible Recipients, written notice shall be given such person, specifying the terms, conditions, rights and duties related thereto. Each Eligible Recipient to whom an Option is to be granted shall, if requested by the Committee, enter into an agreement with the Company, in such form as the Committee shall determine and which is consistent with the provisions of the Plan, specifying such terms, conditions, rights and duties. Options shall be deemed to be granted as of the date specified in the grant resolution of the Committee, which date shall be the date of the related agreement with the Optionee.

ARTICLE 6.    TERMS OF OPTIONS.

    6.1 GRANT. An Eligible Recipient may be granted one or more Options under the Plan, and such Options shall be subject to such terms and conditions, consistent with the other provisions of the Plan, as shall be determined by the Committee in its sole discretion. The Committee may designate whether an Option is to be considered an Incentive Stock Option or a Non-Statutory Stock Option; provided, however, that an Incentive Stock Option shall be granted only to an Eligible Recipient who is an employee of the Company or a Subsidiary. The terms of the agreement relating to a Non-Statutory Stock Option shall expressly provide that such Option shall not be treated as an Incentive Stock Option.

    6.2 EXERCISE. An Option shall become exercisable at such times and in such installments (which may be cumulative) as shall be determined by the Committee in its sole discretion at the time the Option is granted; provided, however, that no Options shall be exercisable prior to six months from its date of grant. Upon the completion of its exercise period, an Option, to the extent not then exercised, shall expire.

    6.3  EXERCISE PRICE.

         (a) INCENTIVE STOCK OPTIONS. The per share price to be paid by the Optionee at the time an Incentive Stock Option is exercised shall be determined by the Committee, in its discretion, at the date of its grant; provided, however, that such price shall not be less than (i) 100% of the Fair Market Value of one share of Common Stock on the date the Option is granted, or (ii) 110% of the Fair Market Value of one share of Common Stock on the date the Option is granted if, at that time the Option is granted, the Optionee owns, directly or indirectly (as determined pursuant to Section 424(d) of the Code), more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary or parent corporation of the Company (within the meaning of Sections 424(f) and 424(e), respectively, of the Code).

         (b) NON-STATUTORY STOCK OPTIONS. The per share price to be paid by the Optionee at the time a Non-Statutory Stock Option is exercised shall be determined by the Committee in its sole discretion at the time the Option is granted; provided, however, that such price shall not be less than 50% of the Fair Market Value of one share of Common Stock on the date the Option is granted.

    6.4  DURATION.

         (a) INCENTIVE STOCK OPTIONS. The period during which an Incentive Stock Option may be exercised shall be fixed by the Committee in its sole discretion at the time such Option is granted; provided, however, that in no event shall such period exceed 10 years from its date of grant or, in the case of an Optionee who owns, directly or indirectly (as determined pursuant to Section 424(d) of the Code), more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary or parent corporation of the Company (within the meaning of Sections 424(f) and 424(e), respectively, of the Code), five years from its date of grant.

         (b) NON-STATUTORY STOCK OPTIONS. The period during which a Non-Statutory Stock Option may be exercised shall be fixed by the Committee in its sole discretion at its date of grant.

         (c) EFFECT OF TERMINATION OF EMPLOYMENT OR OTHER SERVICE. Notwithstanding this Section 6.4, except as provided in Article 8 of the Plan, all Options granted to an Optionee shall terminate and may no longer be exercised if the Optionee's employment or other service with the Company and all Subsidiaries ceases.

    6.5 MANNER OF EXERCISE. An Option may be exercised by an Optionee in whole or in part from time to time, subject to the conditions contained herein and in the agreement evidencing such Option, by delivery, in person or through certified or registered mail, of written notice of exercise to the Company at its principal executive office in Hopkins, Minnesota (Attention: Secretary), and by paying in full the total Option exercise price for the shares of Common Stock purchased. Such notice shall be in a form satisfactory to the Committee and shall specify the particular Option (or portion thereof) that is being exercised and the number of shares with respect to which the Option is being exercised. Subject to compliance with Section 11.1 of the Plan, the exercise of the Option shall be deemed effective upon receipt of such notice and payment complying with the terms of the Plan and the agreement evidencing such Option. As soon as practicable after the effective exercise of the Option, the Optionee shall be recorded on the stock transfer books of the Company as the owner of the shares purchased, and the Company shall deliver to the Optionee one or more duly issued stock certificates evidencing such ownership. If an Optionee exercises any Option with respect to some, but not all, of the shares of Common Stock subject to such Option, the right to exercise such Option with respect to the remaining shares shall continue until it expires or terminates in accordance with its terms. An Option shall only be exercisable with respect to whole shares.

    6.6  PAYMENT OF EXERCISE PRICE.

         (a) The total purchase price of the shares to be purchased upon exercise of an Option shall be paid entirely in cash (including check, bank draft or money order); provided, however, that the Committee, in its sole discretion, may allow such payments to be made, in whole or in part, by delivery of a Broker Exercise Notice or a promissory note (containing such terms and conditions as the Committee may in its discretion determine), by transfer from the Optionee to the Company of Previously Acquired Shares, or by a combination thereof. In determining whether or upon what terms and conditions an Optionee will be permitted to pay the purchase price of an Option in a form other than cash, the Committee may consider all relevant facts and circumstances, including, without limitation, the tax and securities law consequences to the Optionee and the Company and the financial accounting consequences to the Company. In the event the Optionee is permitted to pay the total purchase price of an Option in whole or in part with Previously Acquired Shares, the value of such shares shall be equal to their Fair Market Value on the date of exercise of the Option.

         (b) For purposes of this Section 6.6, a "Broker Exercise Notice" shall mean a written notice from an Optionee to the Company at its principal executive office in Hopkins, Minnesota (Attention: Secretary), made on a form and in the manner as the Committee may from time to time determine, pursuant to which the Optionee irrevocably elects to exercise all or any portion of an Option and irrevocably directs the Company to deliver the Optionee's stock certificates to be issued to such Optionee upon such Option exercise directly to a broker or dealer. A Broker Exercise Notice must be accompanied by or contain irrevocable instructions to the broker or dealer (i) to promptly sell a sufficient number of shares of such Common Stock or to loan the Optionee a sufficient amount of money to pay the exercise price for the Options and, if not otherwise satisfied by the Optionee, to fund any related employment and withholding tax obligations due upon such exercise, and (ii) to promptly remit such sums to the Company upon the broker's or dealer's receipt of the stock certificates.

    6.7 RIGHTS AS A SHAREHOLDER. The Optionee shall have no rights as a shareholder with respect to any shares of Common Stock covered by an Option until the Optionee shall have become the holder of record of such shares, and no adjustments shall be made for dividends or other distributions or other rights as to which there is a record date preceding the date the Optionee becomes the holder of record of such shares, except as the Committee may determine pursuant to Section 4.3 of the Plan.

    6.8 DISPOSITION OF COMMON STOCK ACQUIRED PURSUANT TO THE EXERCISE OF INCENTIVE STOCK OPTIONS. Prior to making a disposition (as defined in Section 424(c) of the Code) of any shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option granted under the Plan before the expiration of two years after its date of grant or before the expiration of one year after its date of exercise and the date on which such shares of Common Stock were transferred to the Optionee pursuant to exercise of the Option, the Optionee shall send written notice to the Company of the proposed date of such disposition, the number of shares to be disposed of, the amount of proceeds to be received from such disposition and any other information relating to such disposition that the Company may reasonably request. The right of an Optionee to make any such disposition shall be conditioned on the receipt by the Company of all amounts necessary to satisfy any federal, state or local withholding and employment-related tax requirements attributable to such disposition. The Committee shall have the right, in its sole discretion, to endorse the certificates representing such shares with a legend restricting transfer and to cause a stop transfer order to be entered with the Company's transfer agent until such time as the Company receives the amounts necessary to satisfy such withholding and employment-related tax requirements or until the later of the expiration of two years from its date of grant or one year from its date of exercise and the date on which such shares were transferred to the Optionee pursuant to the exercise of the Option.

    6.9 AGGREGATE LIMITATION OF STOCK SUBJECT TO INCENTIVE STOCK OPTIONS. To the extent that the aggregate Fair Market Value (determined as of the date an Incentive Stock Option is granted) of the shares of Common Stock with respect to which incentive stock options (within the meaning of Section 422 of the Code) are exercisable for the first time by an Optionee during any calendar year (under the Plan and any other incentive stock option plans of the Company or any subsidiary or any parent corporation of the Company (within the meaning of Sections 424(f) and 424(e), respectively, of the Code)) exceeds $100,000 (or such other amount as may be prescribed by the Code from time to time), such excess Options shall be treated as Non-Statutory Stock Options. The determination shall be made by taking incentive stock options into account in the order in which they were granted. If such excess only applies to a portion of an incentive stock option, the Committee, in its discretion, shall designate which shares shall be treated as shares to be acquired upon exercise of an incentive stock option.

ARTICLE 7.    CASH BONUSES.

    In connection with any grant of Options or at any time thereafter, the Committee may, in its sole discretion, grant a cash bonus to an Optionee in connection with the grant or vesting or exercise of an Option. The determination of whether to grant such a cash bonus, the nature and amount of any such cash bonus and the terms and conditions of such cash bonus shall be within the sole discretion of the Committee.

ARTICLE 8.    EFFECT OF TERMINATION OF EMPLOYMENT OR OTHER SERVICE.

    8.1 TERMINATION OF EMPLOYMENT OR OTHER SERVICE DUE TO DEATH, DISABILITY OR RETIREMENT. In the event an Optionee's employment or other service with the Company and all Subsidiaries is terminated by reason of such Optionee's death, Disability or Retirement, all outstanding Options then held by the Optionee shall become immediately exercisable in full and remain exercisable to the extent exercisable as of such termination for a period of thirty (30) days after such termination (but in no event after the expiration date of any such Option).

    8.2 TERMINATION OF EMPLOYMENT OR OTHER SERVICE FOR REASONS OTHER THAN DEATH, DISABILITY OR RETIREMENT. In the event an Optionee's employment or other service is terminated with the Company and all Subsidiaries for any reason other than death, Disability or Retirement, all rights of the Optionee under the Plan shall immediately terminate without notice of any kind and no options then held by the Optionee shall thereafter be exercisable.

    8.3 MODIFICATION OF EFFECT OF TERMINATION. Notwithstanding the provisions of this Article 8, upon an Optionee's termination of employment or other service with the Company and all Subsidiaries, the Committee may, in its sole discretion (which may be exercised before or following such termination), cause Options, or any portions thereof, then held by such Optionee to become exercisable and remain exercisable following such termination in the manner determined by the Committee; provided, however, that no Option shall be exercisable after the expiration date thereof and any Incentive Stock Option that remains unexercised more than three months following employment termination by reason of Retirement or more than one year following employment termination by reason of Disability shall thereafter be deemed to be a Non-Statutory Stock Option.

    8.4 DATE OF TERMINATION. Unless the Committee shall otherwise determine in its sole discretion, an Optionee's employment or other service shall, for purposes of the Plan, be deemed to have terminated on the date such Optionee ceases to perform services for the Company and all Subsidiaries, as determined in good faith by the Committee.

ARTICLE 9.    RIGHT TO WITHHOLD; PAYMENT OF WITHHOLDING TAXES.

    9.1 GENERAL RULES. The Company is entitled to (a) withhold and deduct from future wages of the Optionee (or from other amounts which may be due and owing to the Optionee from the Company), or make other arrangements for the collection of, all legally required amounts necessary to satisfy any and all federal, state and local withholding and employment-related tax requirements (i) attributable to the grant or exercise of an Option or to a disqualifying disposition of stock received upon exercise of an Incentive Stock Option, or (ii) otherwise incurred with respect to an Option, or (b) require the Optionee promptly to remit the amount of such withholding to the Company before taking any action with respect to an Option.

    9.2  SPECIAL RULES.

         (a) Without limiting the generality of Section 9.1 above, the Committee may, in its sole discretion and subject to such rules as the Committee may adopt, permit an Optionee to satisfy, in whole or in part, any withholding or employment-related tax obligations described in Section
    9.1 above by electing to use Previously Acquired Shares or by electing to have the Company accept a Broker Exercise Notice with respect to that number of shares, in any such case, having a Fair Market Value, on the Tax Date, equal to the amount necessary to satisfy the withholding or employment-related taxes due, or by agreeing to deliver to the Company a promissory note in payment for some or all of the necessary amounts (containing such terms and conditions as the Committee in its sole discretion may determine).

         (b) An Optionee's election to use Previously Acquired Shares, a Broker Exercise Notice or a promissory note must be made on or prior to the Tax Date, is irrevocable and is subject to the consent or disapproval of the Committee. If the Optionee is an officer, director or beneficial owner of more than 10% of the outstanding Common Stock of the Company and the Company has a class of equity securities registered under Section 12 of the Exchange Act, an election to use Previously Acquired Shares may not be made within six months of the date the Option is granted (unless the death or Disability of the Optionee occurs prior to the expiration of such six-month period), and (unless otherwise permitted by the Committee in its sole discretion) must be made either six months prior to the Tax Date or at any time prior to the Tax Date between the third and twelfth business days following public release of any of the Company's quarterly or annual summary earnings statements. When shares of Common stock are issued prior to the Tax Date to an Optionee making an election to use Previously Acquired Shares, the Optionee shall agree in writing to surrender that number of shares on the Tax Date having an aggregate Fair Market Value equal to the tax due.

ARTICLE 10.   RIGHTS OF ELIGIBLE RECIPIENTS AND OPTIONEES; TRANSFERABILITY.

    10.1 EMPLOYMENT OR SERVICE. Nothing in the Plan shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate the employment or service of any Eligible Recipient or Optionee at any time, nor confer upon any Eligible Recipient or Optionee any right to continue in the employ or service of the Company or any Subsidiary.

    10.2 RESTRICTIONS ON TRANSFER. Other than pursuant to a qualified domestic relations order (as defined by the Code), no right or interest of any Optionee in an Option prior to the exercise of such Options shall be assignable or transferrable, or subjected to any lien, during the lifetime of the Optionee, either voluntarily or involuntarily, directly or indirectly, by operation of law or otherwise, including execution, levy, garnishment, attachment, pledge, divorce or bankruptcy. An Optionee shall, however, be entitled to designate a beneficiary to receive an Option upon such Optionee's death. In the event of an Optionee's death, such Optionee's rights and interest in Options shall be transferrable by testamentary will or the laws of descent and distribution, and payment of any amounts due under the Plan shall be made to, and exercise of any Options (to the extent permitted pursuant to Article 8 of the Plan) may be made by, the Optionee's legal representatives, heirs or legatees. If, in the opinion of the Committee, an Optionee holding an Option is disabled from caring for his or her affairs because of mental condition, physical condition or age, any payments due the Optionee may be made to, and any rights of the Optionee under the Plan shall be exercised by, such Optionee's guardian, conservator or other legal personal representative upon furnishing the Committee with evidence satisfactory to the Committee of such status.

    10.3 NON-EXCLUSIVITY OF THE PLAN. Nothing contained in the Plan is intended to amend, modify or rescind any previously approved compensation plans or programs entered into by the Company. The Plan will be construed to be in addition to any and all such other plans or programs. Neither the adoption of the Plan nor the submission of the Plan to the shareholders of the Company for approval will be construed as creating any limitations on the power or authority of the Board to adopt such additional or other compensation arrangements as the Board may deem necessary or desirable.

ARTICLE 11.  SECURITIES LAW RESTRICTIONS

    11.1 SHARE ISSUANCES. Notwithstanding any other provision of the Plan or any agreements entered into pursuant hereto, the Company shall not be required to issue or deliver any certificate for shares of Common Stock under this Plan, and an Option shall not be considered to be exercised notwithstanding the tender by the Optionee of any consideration therefor, unless and until each of the following conditions has been fulfilled:

             (a) (i) There shall be in effect with respect to such shares a registration statement under the Securities Act and any applicable state securities laws if the Committee, in its sole discretion, shall have determined to file, cause to become effective and maintain the effectiveness of such registration statement; or (ii) if the Committee has determined not to so register the shares of Common Stock to be issued under the Plan, (A) exemptions from registration under the Securities Act and applicable state securities laws shall be available for such issuance (as determined by counsel to the Company) and (B) there shall have been received from the Optionee (or, in the event of death or disability, the Optionee's heir(s) or legal representative(s)) any representations or agreements requested by the Company in order to permit such issuance to be made pursuant to such exemptions; and

             (b) There shall have been obtained any other consent, approval or permit from any state or federal governmental agency which the Committee shall, in its sole discretion upon the advice of counsel, deem necessary or advisable.

    11.2     SHARE TRANSFERS.  Shares of Common Stock issued pursuant to
Options granted under the Plan may not be sold, assigned, transferred, pledged, encumbered or otherwise disposed of, whether voluntarily or involuntarily, directly or indirectly, by operation of law or otherwise, except pursuant to registration under the Securities Act and applicable state securities laws or pursuant to exemptions from such registrations. The Company may condition the sale, assignment, transfer, pledge, encumbrance or other disposition of such shares not issued pursuant to an effective and current registration statement under the Securities Act and all applicable state securities laws on the receipt from the party to whom the shares of Common Stock are to be so transferred of any representations or agreements requested by the Company in order to permit such transfer to be made pursuant to exemptions from registration under the Securities Act and applicable state securities laws.

    11.3     LEGENDS.

             (a) Unless a registration statement under the Securities Act is in effect with respect to the issuance or Transfer of shares of Common Stock under the Plan, each certificate representing any such shares shall be endorsed with a legend in substantially the following form, unless counsel for the Company is of the opinion as to any such certificate that such legend is unnecessary:

         THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE ACT"), OR UNDER APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND SUCH STATE LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND SUCH STATE LAWS, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

         (b) The Committee, in its sole discretion, may endorse certificates representing shares issued pursuant to the exercise of Incentive Stock Options with a legend in substantially the following form:

         THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF ON OR BEFORE [THE LATER OF THE ONE-YEAR OR TWO-YEAR INCENTIVE STOCK OPTION HOLDING PERIODS], WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY.

ARTICLE 12.  PLAN AMENDMENT, MODIFICATION AND TERMINATION

    The Board may suspend or terminate the Plan or any portion thereof at any time, and may amend the Plan from time to time in such respects as the Board may deem advisable in order that Options under the Plan shall conform to any change in applicable laws or regulations or in any other respect the Board may deem to be in the best interests of the Company; provided, however, that no such amendment shall be effective, without approval of the shareholders of the Company, if shareholder approval of the amendment is then required pursuant to Rule 16b-3 under the Exchange Act or any successor rule or Section 422 of the Code or under the applicable rules or regulations of any securities exchange or the NASDAQ National Market System. No termination, suspension or amendment of the Plan shall alter or impair any outstanding Option without the consent of the Optionee affected thereby; provided, however, that this sentence shall not impair the right of the Committee to take whatever action it deems appropriate under Section 4.3 of the Plan.

ARTICLE 13  EFFECTIVE DATE OF THE PLAN

    2.1 EFFECTIVE DATE. The Plan is effective as of September 23, 1991, the date it was adopted by the Board.

    13.2 DURATION OF THE PLAN. The Plan shall terminate at midnight on September 22, 2001, and may be terminated prior thereto by Board action, and no Option shall be granted after such termination. Options outstanding upon termination of the Plan may continue to be exercised in accordance with their terms.

ARTICLE 14.  MISCELLANEOUS

    14.1 CONSTRUCTION AND HEADINGS. The use of the masculine gender shall also include within its meaning the feminine, and the singular may include the plural and the plural may include the singular, unless the context clearly indicates to the contrary. The headings of the Articles, Sections and subparts of the Plan are for convenience of reading only and are not meant to be of substantive significance and shall not add or detract from the meaning of such Article, Section or subpart.

    14.2 PUBLIC POLICY. No person shall have any claim or right to receipt of an Option if, in the opinion of counsel to the Company, such receipt conflicts with law or is opposed to governmental or public policy.

    14.3 GOVERNING LAW. The place of administration of the Plan shall be conclusively deemed to be within the State of Minnesota, and the rights and obligations of any and all persons having or claiming to have had an interest under the Plan or under any agreements evidencing Options shall be governed by and construed exclusively and solely in accordance with the laws of the State of Minnesota without regard to the conflict of laws provisions of any jurisdictions. All parties agree to submit to the jurisdiction of the state and federal courts of Minnesota with respect to matters relating to the Plan and agree not to raise or assert the defense that such forum is not convenient for such party.

    14.4 SUCCESSORS AND ASSIGNS. This Plan shall be binding upon and inure to the benefit of the successors and permitted assigns of the Company, including, without limitation, whether by way of merger, consolidation, operation of law, assignment, purchase or other acquisition of substantially all of the assets or business of the Company, and any and all such successors and assigns shall absolutely and unconditionally assume all of the Company's obligations under the Plan.

    14.5 SURVIVAL OF PROVISIONS. The rights, remedies, agreements, obligations and covenants contained in or made pursuant to the Plan, any agreement evidencing an Option and any other notices or agreements in connection therewith, including, without limitation, any notice of exercise of an Option, shall survive the execution and delivery of such notices and agreements and the delivery and receipt of shares of Common Stock and shall remain in full force and effect.